SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 24, 2005

LINENS ’N THINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12381	22-3463939

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6 Brighton Road, Clifton, New Jersey		07015

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code		(973) 778-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01     Financial Statements and Exhibits

(c) Exhibits
10.1	Form of Linens ’n Things, Inc. 2004 Stock Award and Incentive Plan Stock Option Agreement (performance).

10.2	Form of Linens ’n Things, Inc. 2004 Stock Award and Incentive Plan Restricted Stock Units Agreement.

10.3	Form of Linens ’n Things, Inc. 2004 Stock Award and Incentive Plan Stock Option Agreement.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINENS ’N THINGS, INC.

Dated: May 24, 2005	By:	/s/ Brian D. Silva

		Name:	Brian D. Silva
		Title:	Senior Vice President,
Human Resources, Administration and
Corporate Secretary

EXHIBIT INDEX

Exhibit No. Description

10.1	Form of Linens ’n Things, Inc. 2004 Stock Award and Incentive Plan Stock Option Agreement (performance).

10.2	Form of Linens ’n Things, Inc. 2004 Stock Award and Incentive Plan Restricted Stock Units Agreement.

10.3	Form of Linens ’n Things, Inc. 2004 Stock Award and Incentive Plan Stock Option Agreement.